UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 14, 2002

                        FIRST OAK BROOK BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

                          _____________________________


               DELAWARE                   0-14468                36-3220778
     (State or other jurisdiction   (Commission file number)  (I.R.S. employer
          of incorporation)                                  identification no.)

         1400 SIXTEENTH STREET                                     60523
          OAK BROOK, ILLINOIS                                    (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (630) 571-1050

                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

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ITEM 5.  OTHER EVENTS.

         On May 14, 2002, First Oak Brook Bancshares, Inc. ("Company") announced that it expects to incur a one-time after-tax charge of up to $6.8 million, or $1.05 per diluted common share, to its second quarter earnings. The charge will be recorded as an additional provision to the allowance for loan losses. The charge is attributable to the recent discovery by its bank subsidiary, Oak Brook Bank, of apparent fraud on the part of a borrower involving a $17.2 million construction loan for a Chicago condominium project. The press release is filed as an exhibit to this report and is incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

         This report contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and this statement is included for purposes of involving these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations, can generally be identified by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," or similar expressions. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain and actual results may differ materially from the results projected in forward-looking statements due to various factors. These risks and uncertainties include, but are not limited to, fluctuations in market rates of interest and loan and deposit pricing; a deterioration of general economic conditions in the Company's market areas; legislative or regulatory changes; adverse developments in our loan or investment portfolios; the assessment of its provision and reserve for loan losses; developments pertaining to the loss situation discussed above; significant increases in competition or changes in depositor preferences or loan demand, difficulties in identifying attractive branch sites or other expansion opportunities, or unanticipated delays in construction buildout; difficulties in attracting and retaining qualified personnel; and possible dilutive effect of potential acquisitions or expansion. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company undertakes no obligation to update publicly any of these statements in light of future events except as may be required in subsequent periodic reports filed with the Securities and Exchange Commission.

ITEM 7(c).  EXHIBITS.

         99.1     Press Release dated May 14, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      FIRST OAK BROOK BANCSHARES, INC.

Date:  May 14, 2002
                                      By: /s/ Rosemarie Bouman
                                         --------------------------------------
                                         Rosemarie Bouman
                                         Vice President, Chief Financial Officer
                                         and Treasurer

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